Exhibit (h.2)

EXHIBIT A

BTC Recipients

I.	BTC FUNDS

iShares, Inc.

iShares Asia/Pacific Dividend ETF

iShares Core MSCI Emerging Markets ETF

iShares Emerging Markets Corporate Bond ETF

iShares Emerging Markets Dividend ETF

iShares Emerging Markets High Yield Bond ETF

iShares Emerging Markets Local Currency Bond ETF

iShares Global ex USD High Yield Corporate Bond ETF

iShares Global High Yield Corporate Bond ETF

iShares International DR Completion ETF

iShares Latin America Bond ETF

iShares MSCI All Country World Minimum Volatility ETF

iShares MSCI Australia ETF

iShares MSCI Austria Capped ETF

iShares MSCI Belgium Capped ETF

iShares MSCI Brazil Capped ETF

iShares MSCI BRIC ETF

iShares MSCI Canada ETF

iShares MSCI Chile Capped ETF

iShares MSCI Colombia Capped ETF

iShares MSCI Emerging Markets Asia ETF

iShares MSCI Emerging Markets Consumer Discretionary ETF

iShares MSCI Emerging Markets Eastern Europe ETF

iShares MSCI Emerging Markets EMEA ETF

iShares MSCI Emerging Markets Energy Capped ETF

iShares MSCI Emerging Markets ETF

iShares MSCI Emerging Markets Growth ETF

iShares MSCI Emerging Markets Minimum Volatility ETF

iShares MSCI Emerging Markets Small-Cap ETF

iShares MSCI Emerging Markets Value ETF

iShares MSCI EMU ETF

iShares MSCI France ETF

iShares MSCI Frontier 100 ETF

iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Silver Miners ETF

iShares MSCI Hong Kong ETF

iShares MSCI Israel Capped ETF

iShares MSCI Italy Capped ETF

iShares MSCI Japan ETF

iShares MSCI Japan Small-Cap ETF

iShares MSCI Malaysia ETF

iShares MSCI Mexico Capped ETF

iShares MSCI Netherlands ETF

iShares MSCI Pacific ex Japan ETF

iShares MSCI Singapore ETF

iShares MSCI South Africa ETF

iShares MSCI South Korea Capped ETF

iShares MSCI Spain Capped ETF

iShares MSCI Sweden ETF

iShares MSCI Switzerland Capped ETF

iShares MSCI Taiwan ETF

iShares MSCI Thailand Capped ETF

iShares MSCI Turkey ETF

iShares MSCI United Kingdom ETF

iShares MSCI USA ETF

iShares MSCI World ETF

iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF

iShares 1-3 Year Credit Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares 1-3 Year Treasury Bond ETF

iShares 3-7 Year Treasury Bond ETF

iShares 7-10 Year Treasury Bond ETF

iShares 10+ Year Credit Bond ETF

iShares 10-20 Year Treasury Bond ETF

iShares 20+ Year Treasury Bond ETF

iShares 2014 AMT-Free Muni Term ETF

iShares 2015 AMT-Free Muni Term ETF

iShares 2016 AMT-Free Muni Term ETF

iShares 2017 AMT-Free Muni Term ETF

iShares 2018 AMT-Free Muni Term ETF

iShares 2019 AMT-Free Muni Term ETF

iShares Aaa - A Rated Corporate Bond ETF

iShares Agency Bond ETF

iShares Aggressive Allocation ETF

iShares Asia 50 ETF

iShares Asia Developed Real Estate ETF

iShares B - Ca Rated Corporate Bond ETF

iShares Baa - Ba Rated Corporate Bond ETF

iShares California AMT-Free Muni Bond ETF

iShares China Large-Cap ETF

iShares CMBS ETF

iShares Cohen & Steers REIT ETF

iShares Conservative Allocation ETF

iShares Core Long-Term U.S. Bond ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core Short-Term U.S. Bond ETF

iShares Core Total U.S. Bond Market ETF

iShares Credit Bond ETF

iShares Currency Hedged MSCI EAFE ETF

iShares Currency Hedged MSCI Germany ETF

iShares Currency Hedged MSCI Japan ETF

iShares Developed Small-Cap ex North America ETF

iShares Dow Jones U.S. ETF

iShares Emerging Markets Infrastructure ETF

iShares Europe Developed Real Estate ETF

iShares Europe ETF

iShares Financials Bond ETF

iShares Floating Rate Bond ETF

iShares FTSE China ETF

iShares Global 100 ETF

iShares Global Clean Energy ETF

iShares Global Consumer Discretionary ETF

iShares Global Consumer Staples ETF

iShares Global Energy ETF

iShares Global Financials ETF

iShares Global Healthcare ETF

iShares Global Industrials ETF

iShares Global Inflation-Linked Bond ETF

iShares Global Infrastructure ETF

iShares Global Materials ETF

iShares Global Nuclear Energy ETF

iShares Global Tech ETF

iShares Global Telecom ETF

iShares Global Timber & Forestry ETF

iShares Global Utilities ETF

iShares GNMA Bond ETF

iShares Government/Credit Bond ETF

iShares Growth Allocation ETF

iShares High Dividend ETF

iShares Human Rights ETF

iShares iBoxx $ High Yield Corporate Bond ETF

iShares iBoxx $ Investment Grade Corporate Bond ETF

iShares India 50 ETF

iShares Industrial/Office Real Estate Capped ETF

iShares Industrials Bond ETF

iShares Intermediate Credit Bond ETF

iShares Intermediate Government/Credit Bond ETF

iShares International Developed Property ETF

iShares International Developed Real Estate ETF

iShares International Inflation-Linked Bond ETF

iShares International Preferred Stock ETF

iShares International Select Dividend ETF

iShares International Treasury Bond ETF

iShares Japan Large-Cap ETF

iShares J.P. Morgan USD Emerging Markets Bond ETF

iShares Latin America 40 ETF

iShares MBS ETF

iShares Micro-Cap ETF

iShares Moderate Allocation ETF

iShares Morningstar Large-Cap ETF

iShares Morningstar Large-Cap Growth ETF

iShares Morningstar Large-Cap Value ETF

iShares Morningstar Mid-Cap ETF

iShares Morningstar Mid-Cap Growth ETF

iShares Morningstar Mid-Cap Value ETF

iShares Morningstar Multi-Asset Income ETF

iShares Morningstar Small-Cap ETF

iShares Morningstar Small-Cap Growth ETF

iShares Morningstar Small-Cap Value ETF

iShares Mortgage Real Estate Capped ETF

iShares MSCI ACWI ETF

iShares MSCI ACWI ex U.S. Consumer Discretionary ETF

iShares MSCI ACWI ex U.S. Consumer Staples ETF

iShares MSCI ACWI ex U.S. Energy ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI ACWI ex U.S. Financials ETF

iShares MSCI ACWI ex U.S. Healthcare ETF

iShares MSCI ACWI ex U.S. Industrials ETF

iShares MSCI ACWI ex U.S. Information Technology ETF

iShares MSCI ACWI ex U.S. Materials ETF

iShares MSCI ACWI ex U.S. Telecommunication Services ETF

iShares MSCI ACWI ex U.S. Utilities ETF

iShares MSCI All Country Asia ex Japan ETF

iShares MSCI All Country Asia ex Japan Small-Cap ETF

iShares MSCI All Country Asia Information Technology ETF

iShares MSCI All Peru Capped ETF

iShares MSCI Australia Small-Cap ETF

iShares MSCI Brazil Small-Cap ETF

iShares MSCI Canada Small-Cap ETF

iShares MSCI China ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Denmark Capped ETF

iShares MSCI EAFE ETF

iShares MSCI EAFE Growth ETF

iShares MSCI EAFE Minimum Volatility ETF

iShares MSCI EAFE Small-Cap ETF

iShares MSCI EAFE Value ETF

iShares MSCI Emerging Markets Financials ETF

iShares MSCI Emerging Markets Latin America ETF

iShares MSCI Emerging Markets Materials ETF

iShares MSCI Europe Financials ETF

iShares MSCI Far East Financials ETF

iShares MSCI Finland Capped ETF

iShares MSCI Germany Small-Cap ETF

iShares MSCI Hong Kong Small-Cap ETF

iShares MSCI India ETF

iShares MSCI India Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Ireland Capped ETF

iShares MSCI KLD 400 Social ETF

iShares MSCI Kokusai ETF

iShares MSCI New Zealand Capped ETF

iShares MSCI Norway Capped ETF

iShares MSCI Philippines ETF

iShares MSCI Poland Capped ETF

iShares MSCI Singapore Small-Cap ETF

iShares MSCI South Korea Small-Cap ETF

iShares MSCI Taiwan Small-Cap ETF

iShares MSCI United Kingdom Small-Cap ETF

iShares MSCI USA ESG Select ETF

iShares MSCI USA Minimum Volatility ETF

iShares MSCI USA Momentum Factor ETF

iShares MSCI USA Quality Factor ETF

iShares MSCI USA Size Factor ETF

iShares MSCI USA Value Factor ETF

iShares Nasdaq Biotechnology ETF

iShares National AMT-Free Muni Bond ETF

iShares New York AMT-Free Muni Bond ETF

iShares North America Real Estate ETF

iShares North American Natural Resources ETF

iShares North American Tech ETF

iShares North American Tech-Multimedia Networking ETF

iShares North American Tech-Software ETF

iShares NYSE 100 ETF

iShares NYSE Composite ETF

iShares PHLX Semiconductor ETF

iShares Real Estate 50 ETF

iShares Residential Real Estate Capped ETF

iShares Retail Real Estate Capped ETF

iShares Russell 1000 ETF

iShares Russell 1000 Growth ETF

iShares Russell 1000 Value ETF

iShares Russell 2000 ETF

iShares Russell 2000 Growth ETF

iShares Russell 2000 Value ETF

iShares Russell 3000 ETF

iShares Russell 3000 Growth ETF

iShares Russell 3000 Value ETF

iShares Russell Mid-Cap ETF

iShares Russell Mid-Cap Growth ETF

iShares Russell Mid-Cap Value ETF

iShares Russell Top 200 ETF

iShares Russell Top 200 Growth ETF

iShares Russell Top 200 Value ETF

iShares S&P 100 ETF

iShares S&P 500 Growth ETF

iShares S&P 500 Value ETF

iShares S&P Mid-Cap 400 Growth ETF

iShares S&P Mid-Cap 400 Value ETF

iShares S&P Small-Cap 600 Growth ETF

iShares S&P Small-Cap 600 Value ETF

iShares Select Dividend ETF

iShares Short Treasury Bond ETF

iShares Short-Term National AMT-Free Muni Bond ETF

iShares Target Date 2010 ETF

iShares Target Date 2015 ETF

iShares Target Date 2020 ETF

iShares Target Date 2025 ETF

iShares Target Date 2030 ETF

iShares Target Date 2035 ETF

iShares Target Date 2040 ETF

iShares Target Date 2045 ETF

iShares Target Date 2050 ETF

iShares Target Date Retirement Income ETF

iShares TIPS Bond ETF

iShares Transportation Average ETF

iShares Treasury Floating Rate Bond ETF

iShares U.S. Aerospace & Defense ETF

iShares U.S. Basic Materials ETF

iShares U.S. Broker-Dealers ETF

iShares U.S. Consumer Goods ETF

iShares U.S. Consumer Services ETF

iShares U.S. Energy ETF

iShares U.S. Financial Services ETF

iShares U.S. Financials ETF

iShares U.S. Healthcare ETF

iShares U.S. Healthcare Providers ETF

iShares U.S. Home Construction ETF

iShares U.S. Industrials ETF

iShares U.S. Insurance ETF

iShares U.S. Medical Devices ETF

iShares U.S. Oil & Gas Exploration & Production ETF

iShares U.S. Oil Equipment & Services ETF

iShares U.S. Pharmaceuticals ETF

iShares U.S. Preferred Stock ETF

iShares U.S. Real Estate ETF

iShares U.S. Regional Banks ETF

iShares U.S. Technology ETF

iShares U.S. Telecommunications ETF

iShares U.S. Treasury Bond ETF

iShares U.S. Utilities ETF

iShares Utilities Bond ETF

iiShares Yield Optimized Bond ETF

iSharesBond Mar 2016 Corporate ex-Financials Term ETF

iSharesBond Mar 2018 Corporate ex-Financials Term ETF

iSharesBond Mar 2020 Corporate ex-Financials Term ETF

iSharesBond Mar 2023 Corporate ex-Financials Term ETF

iSharesBond Mar 2016 Corporate Term ETF

iSharesBond Mar 2018 Corporate Term ETF

iSharesBond Mar 2020 Corporate Term ETF

iSharesBond Mar 2023 Corporate Term ETF

iShares MSCI Russia Capped ETF, Inc.

iShares MSCI Russia Capped ETF

iShares U.S. ETF Trust

iShares Enhanced International Large-Cap ETF

iShares Enhanced International Small-Cap ETF

iShares Enhanced U.S. Large-Cap ETF

iShares Enhanced U.S. Small-Cap ETF

iShares Interest Rate Hedged Corporate Bond ETF

iShares Interest Rate Hedged High Yield Bond ETF

iShares Liquidity Income ETF

iShares Short Maturity Bond ETF